UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 12, 2005
Date of Report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20725 (Commission File Number)	94-3187233 (IRS Employer Identification No.)

2207 Bridgepointe Parkway
San Mateo, CA 94404
(Address of principal executive offices, including zip code)

(650) 477-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)     On April 12, 2005, George T. Shaheen, a current member of the Board of Directors of Siebel Systems, Inc. (the “Company”), accepted an offer of employment (the “Agreement”) from the Company’s Board of Directors to serve as the Company’s Chief Executive Officer, effective as of April 13, 2005.

          The material terms and conditions of Mr. Shaheen’s employment with the Company, including without limitation his duties as Chief Executive Officer of the Company, membership on the Company’s Board of Directors, at-will employment, base salary and bonus, stock options and restricted stock grants, severance benefits and expenses, are set forth in the Agreement, a copy of which is filed as Exhibit 99.1 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)     On April 12, 2005, J. Michael Lawrie resigned as Chief Executive Officer and a member of the Board of Directors of the Company, effective as of that date.

(c)     On April 12, 2005, the Company appointed George T. Shaheen as the Company’s Chief Executive Officer, effective as of April 13, 2005.

          George T. Shaheen, age 60, has served as a member of the Company’s Board of Directors since 1995 and as a member of the Company’s Audit Committee from 1996 through April 11, 2005. From 1989 to 1999, Mr. Shaheen was the Managing Partner and Chief Executive Officer of Andersen Consulting (now Accenture). Mr. Shaheen joined Andersen Consulting in 1967 and was named partner in 1977. From October 1999 until April 2001, Mr. Shaheen served as President and Chief Executive Officer and as a member of the Board of Directors of Webvan Group, Inc. Presently, Mr. Shaheen is a director of Network Appliances, a leader in advanced networked storage solutions. Mr. Shaheen is also a director of three privately held companies, including Memec, a leading global semiconductor distributor; 24/7, a provider of voice and email based customer support services and solutions; and think3, a provider of integrated product development solutions. Mr. Shaheen is on the Advisory Board of the Marcus & Millichap Company and is a member of the Board of Advisors for the Northwestern University J.L. Kellogg Graduate School of Business. Mr. Shaheen received a B.S. in Marketing and an M.B.A. from Bradley University.

          A copy of the press release entitled “Siebel Systems Names George T. Shaheen as Chief Executive Officer”, dated as of April 13, 2005, is filed as Exhibit 99.2 to this Form 8-K.

          Please refer to Item 1.01 of this report for the material terms of employment between the Company and Mr. Shaheen.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Offer of Employment by and between the Company and George T. Shaheen, dated as of April 12, 2005.
99.2	Press release entitled “Siebel Systems Names George T. Shaheen as Chief Executive Officer”, dated April 13, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBEL SYSTEMS, INC.
Dated: April 18, 2005	By:	/s/ Kenneth A. Goldman
Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Offer of Employment by and between the Company and George T. Shaheen dated as of April 12, 2005.
99.2	Press release entitled “Siebel Systems, Inc. Names George T. Shaheen as Chief Executive Officer”, dated April 13, 2005.